Exhibit 99.1
Energy Vault Achieves Major Strategic Milestone with Commercial Operation of Cross Trails BESS, Marking the First Asset Placed in Service Under “Own & Operate” Growth Strategy
57 MW two-hour battery energy storage system (BESS) in Snyder, Texas now providing energy and ancillary services at highly attractive node in the Electric Reliability Council of Texas (ERCOT) region
Project placed in service ahead of schedule as the first project completed under Energy Vault’s growing portfolio of “Owned & Operated” projects with a 10-year offtake agreement with Gridmatic providing guaranteed revenue floor plus upside participation.
Energy Vault’s globally diversified portfolio now totals 725 MW / 3,700 MWh in progressive development phases over the past 18 months across the U.S., Australia, and Italy. The portfolio includes energy storage solutions with durations ranging from 2 to 8 hours, specifically designed to maximize financial returns while minimizing risk through long term, contracted revenue agreements
WESTLAKE VILLAGE, Calif. – June 11, 2025 – Energy Vault Holdings Inc. (NYSE: NRGV) ("Energy Vault" or the “Company”), a leader in sustainable, grid-scale energy storage solutions, today announced the successful completion and start of commercial operation of the 57 MW two-hour Cross Trails BESS in Scurry County, Texas. The project, which marks the first fully executed asset under Energy Vault’s “Own & Operate” growth strategy, was completed ahead of schedule and will be supported by a 10-year offtake agreement with Gridmatic, a leading AI-enabled power marketer.
The Cross Trails BESS is now operating to provide energy and ancillary services to meaningfully support renewable energy production and improve grid resiliency in the Electric Reliability Council of Texas (ERCOT) region. Energy Vault notably achieved mechanical completion of the Cross Trails BESS ahead of schedule, successfully meeting all construction milestones through effective project management and close collaboration among engineering, procurement, and construction teams. Commissioning began immediately thereafter, and ERCOT’s Checklist Part 3—including all required commissioning tests and documentation—was also completed early, allowing the project to enter commercial operation ahead of plan. This accelerated timeline was further enabled by Energy Vault’s second-generation B-VAULT™ AC system, whose modular, pre-integrated design supports rapid installation and energization.
The BESS leverages Energy Vault's fully integrated solution stack of hardware, software, and service offerings. Cross Trails will also serve as the first deployment of Energy Vault's second-generation B-VAULT™ AC product, enabling Energy Vault to deliver the system quickly and at low cost while also providing higher levels of system availability in the ERCOT region. The system is equipped with Energy Vault’s VaultOS™ Energy Management System to control, manage and optimize the BESS operations.
Importantly, the offtake agreement is the first physically settled revenue floor contract to be signed for a BESS in ERCOT. The agreement is backed by Gridmatic’s previously announced Energy Storage Fund, and will provide both Energy Vault and Gridmatic with the benefit of Gridmatic’s AI-based forecasts, which have delivered the top Day Ahead energy trading results in the ERCOT market. As part of the agreement, Gridmatic will also provide QSE services.
“This milestone demonstrates the unique ability of the Energy Vault team to execute complex energy storage deployments with speed, quality , and attractive economics,” said Marco Terruzzin, Chief Revenue Officer, Energy Vault. “Completing Cross Trails ahead of schedule and achieving ERCOT certification early is a testament to our team’s expertise and the commitment of the entire leadership team to delivering long-term, sustainable shareholder value under the ‘Own & Operate’ growth strategy announced in 2024.”

The completion of the Cross Trails BESS marks a significant milestone related to Energy Vault’s “Own & Operate” strategy, demonstrating the Company’s ability to execute on its strategic vision while maximizing capital efficiency. This project serves as a reflection of the Company’s ability to leverage its expertise in designing, building and operating energy storage assets under the most efficient capital and operating expense profiles, supported by its project financing and ITC sales engagements which will continue to put cash back on the balance sheet.
About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the uncertainly of our awards, bookings and backlogs and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the timing of permits; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.
Energy Vault Contacts
Investors
energyvaultIR@icrinc.com
Media
media@energyvault.com

# # #
3